Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the report of Newmark Group, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof, each of Howard W. Lutnick, Chairman, and Michael J. Rispoli, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Howard W. Lutnick		/s/ Michael J. Rispoli
Name:	Howard W. Lutnick	Name:	Michael J. Rispoli
Title:	Chairman	Title:	Chief Financial Officer

Date: May 11, 2020

Signature page to the Quarterly Report on Form 10-Q for the period ended March 31, 2020 dated May 11, 2020.